HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                              (A LIMITED PARTNERSHIP)

                                 Houston, Texas

                             ANNUAL FINANCIAL REPORT


                               September 30, 2000



                                TABLE OF CONTENTS



                                                       Page Number


Independent Auditors' Report ...............................F-1

Balance Sheets .............................................F-2

Statements of Operations ...................................F-3

Statements of Partners' Capital ............................F-4

Statements of Cash Flows ...................................F-5

Notes to Financial Statements ..............................F-6




                          Independent Auditors' Report



November 30, 2000


The Partners
Healthfirst Memorial Village Surgery Center, Ltd.
Houston, Texas

     We have audited the accompanying Balance Sheets of Healthfirst Memorial Village Surgery Center, Ltd. (a limited partnership) as of December 31, 1999 and 1998, and the related Statements of Operations, Partners' Capital, and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     Except as explained in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The Partnership's records did not permit the application of auditing procedures to inventories or to accounts receivable as of December 31, 1997. The amount of the receivables and inventory at December 31, 1997 materially affects the determination of the results of operations and cash flows for the year ended December 31, 1998. Therefore, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the accompanying Statements of Operations, Partners' Capital, and Cash Flows for the year ended December 31, 1998.

     In our opinion, the financial statements referred to in the first paragraph above present fairly, in all material respects, the financial position of Healthfirst Memorial Village Surgery Center, Ltd. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                                 BALANCE SHEETS


     September 30, December 31, 2000 1999 1998 (Unaudited) ASSETS Current Assets Cash and cash equivalents $ 66,289 $ 165,780 $ 98,733 Accounts receivable (less allowance for contractual adjustments and doubtful accounts of $129,000, $153,000 and $340,500 at September-30, 2000, December-31, 1999 and December-31,
1998,  respectively)  544,742 868,640 728,402  Inventory 364,997 274,950 181,078
Other  assets  18,975  18,975  18,975 Total  Current  Assets  995,003  1,328,345
1,027,188 Property and Equipment Leasehold improvements 645,294 645,294 645,294 Medical and surgical equipment 2,178,247 2,152,786 1,979,423 Office furniture and equipment 164,092 161,074 143,318 2,987,633 2,959,154 2,768,035 Less:
Accumulated  depreciation  (2,005,022) (1,616,280) (1,107,994) 982,611 1,342,874
1,660,041 $ 1,977,614 $ 2,671,219 $ 2,687,229  LIABILITIES  Current  Liabilities
Line-of-credit $ 228,141 $ 109,994 $ 180,000 Current portion of capital lease obligations 57,194 52,597 47,037 Accounts payable 239,753 321,176 90,851 Accrued expenses 89,584 65,226 61,065 Current portion of long-term debt 493,409 453,229 376,319 Total Current Liabilities 1,108,081 1,002,222 755,272 Long-Term Capital Lease Obligations 32,450 75,938 128,535 Long-Term Debt 650,927 1,026,172
1,379,469  1,791,458  2,104,332  2,263,276  PARTNERS'  CAPITAL  186,156  566,887
423,953 $ 1,977,614 $ 2,671,219 $ 2,687,229


                       See notes to financial statements.



                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                            STATEMENTS OF OPERATIONS







                                                                                For the Nine Month
                                                                                   Period Ended               For the Year Ended
                                                                                  September 30,                  December 31,
                                                                                 2000           1999           1999       1998


Revenues, net ........................................................    $ 2,999,154    $ 3,430,034    $ 4,783,471 $ 4,184,539

Direct Cost of Revenue:
   Surgical costs ....................................................        788,451        682,685        947,782     904,069
   Clinical salaries and benefits ....................................        611,294        593,040        819,424     832,305

                                                                            1,399,745      1,275,725      1,767,206   1,736,374

General and Administrative:
   Salaries, wages and benefits ......................................        204,505        216,025        284,883     161,544
   Depreciation ......................................................        388,742        405,828        529,756     466,150
   Management fees ...................................................        153,340        169,356        235,455     223,493
   Rent ..............................................................        224,760        192,624        262,664     253,648
   Litigation costs ..................................................        206,308         69,485
   Other .............................................................        345,713        333,523        396,777     197,686

                                                                            1,523,368      1,317,356      1,779,020   1,302,521

                                                                            2,923,113      2,593,081      3,546,226   3,038,895

Operating Income .....................................................         76,041        836,953      1,237,245   1,145,644

Other Expense
   Interest ..........................................................       (131,772)      (162,028)      (210,675    (248,861)
   Loss on sale of fixed assets ......................................        (14,135)       (14,135)        (5,662)

                                                                             (131,772)      (176,163)      (224,810    (254,523)

Net Earnings (Loss) ..................................................    $   (55,731)   $   660,790    $ 1,012,435$    891,121






                       See notes to financial statements.

                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                         STATEMENTS OF PARTNERS' CAPITAL
           For the Years Ended December 31, 1999 and 1998 (Unaudited)
         and the Nine Month Period Ended September 30, 2000 (Unaudited)




Balance - December 31, 1997 .......         $   368,832

Contributions from Partners .......              21,000

Distributions to Partners .........            (857,000)

Net Earnings (Unaudited) ..........             891,121

Balance - December 31, 1998 .......             423,953

Contributions from Partners .......              63,500

Distributions to Partners .........            (933,001)

Net Earnings ......................           1,012,435

Balance - December 31, 1999 .......             566,887

Distributions to Partners .........            (325,000)

Net Loss (Unaudited) ..............             (55,731)

Balance - September 30, 2000 ......         $   186,156



                       See notes to financial statements.


                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                            STATEMENTS OF CASH FLOWS



                                                                                                               For the Year Ended
                                                                                  For the Nine Month              Period Ended
                                                                                    September 30,                 December 31,
                                                                                 2000           1999           1999        1998
                                                                                     (Unaudited)                  (Unaudited)
Cash Flows From Operating Activities
   Net earnings (loss) ..................................................      $55,731) $      660,790    $ 1,012,435      $891,121
   Adjustments to reconcile net earnings (loss) to
     net cash provided by operating activities:
       Depreciation and amortization ....................... ..............     388,742        405,828        529,756       466,150
       Loss on sale of fixed assets .......................................      14,135         14,135          5,662
       (Increase) Decrease in:
         Accounts receivable ..............................................     323,898         71,463       (140,238)      116,747
         Inventories ......................................................     (90,047)      (102,105)       (93,872)      (18,803)
         Other assets .....................................................      (1,860)
       Increase (Decrease) in:
         Accounts payable .................................................     (81,423)       109,918        230,325      (135,677)
         Accrued expenses .................................................      24,358          5,339          4,161        (7,807)

   Net Cash Provided by Operating Activities ...............................     509,797      1,165,368      1,556,702     1,315,533

Cash Flows From Investing Activities
   Capital expenditures ....................................................     (28,479)      (188,214)      (243,026)    (356,596)
   Proceeds from disposition of fixed assets ................. ..............      16,302        16,302         16,663

   Net Cash Used in Investing Activities ...................................     (28,479)      (171,912)      (226,724)    (339,933)

Cash Flows From Financing Activities
   Principal payments under capital lease obligations .......................... (38,891)       (34,781)       (47,037)     (42,065)
   Proceeds from long-term debt ................................................ 119,153        119,153         71,993
   Payment of long-term debt ...................................................(335,065)      (290,029)      (395,540)    (328,137)
   Net borrowings (repayments) under line-of-credit
     agreement .................................................................  118,147        (60,084)       (70,006)     180,000
   Partner contributions .......................................................   38,500         63,500         21,000
   Partner distributions .......................................................(325,000)      (748,000)      (933,001)    (857,000)

   Net Cash Used in Financing Activities ...................................... (580,809)      (975,241)    (1,262,931)    (954,209)

Net Increase (Decrease) in Cash and Cash
   Equivalents ................................................................  (99,491)        18,215         67,047        21,391

Cash and Cash Equivalents - Beginning of Period ................................ 165,780         98,733         98,733        77,342

Cash and Cash Equivalents - End of Period .................................... $  66,289    $   116,948    $   165,780   $    98,733

Supplemental Disclosure of Cash Flow Information
   Cash paid during the year for interest .................................... $ 133,933    $   163,848    $   212,646   $   249,689



                       See notes to financial statements.

                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                     September 30, 2000 and 1999 (Unaudited)
                         and December 31, 1999 and 1998



Note 1 - Accounting Policies

     Healthfirst Memorial Village Surgery Center, Ltd. (the Partnership) maintains its accounts on the accrual method of accounting in accordance with generally accepted accounting principles. Accounting principles followed by the Partnership and the methods of applying those principles which materially affect the determination of financial position, results of operations and cash flows are summarized below:

   Description of Business

     The Partnership was formed in September, 1996 as a limited partnership to operate a day surgery center in Houston, Texas. The partners consist of doctors of medicine and HFMC, L.C.

   Cash and Cash Equivalents

     The Partnership considers all short-term investments with an original maturity of three months or less to be cash equivalents. As of December 31, 1999, there were deposits in excess of federally insured limits.

   Inventory

     Inventory consists of medical and pharmaceutical supplies which are stated at the lower of cost or market. Cost is determined under the first-in, first-out method.

   Revenue Recognition

     Revenue is recognized on the date the procedures are performed, and accounts receivable are recorded at that time. Revenues are reported at the estimated realizable amounts from patients and third-party payers. Earnings are charged with a provision for contractual adjustments and doubtful accounts based on fee schedules, contracts and collection experience. Contractual adjustments and accounts deemed uncollectible are applied against the allowance account.

   Property and Equipment

     Property and equipment are presented at cost. Property under capital lease, consisting of medical equipment with a net book value of $85,914, $122,734 and $171,828 at September 30, 2000, December 31, 1999 and 1998,
     respectively, is recorded at the present value of future minimum lease payments. Depreciation and amortization are computed at rates considered sufficient to amortize the cost of the assets, using the straight-line method over their estimated useful lives as follows:

        Leasehold improvements                                   10 years
        Medical and surgical equipment                            5 years
        Office furniture and equipment                        5 - 7 years

                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                     September 30, 2000 and 1999 (Unaudited)
                         and December 31, 1999 and 1998



   Federal Income Tax

     Federal income taxes are not reflected in the financial statements, as the members report their share of taxable income or loss on their own returns.

   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Line-of-Credit

     The Partnership has a $400,000 revolving line-of-credit with a bank, secured by accounts receivable, bearing interest at the prime rate. Monthly payments of interest are due until April 1, 2001, when the remaining principal and interest are payable in full.

Note 3 - Long-Term Debt

     Long-term debt at December 31, 1999 and 1998 is as follows:


                                                                                         December 31,
                                                                                  1999                  1998

Note payable to a financial institution, secured by inventory and equipment, due in monthly installments of $44,482 including
   interest at a rate of 11.5%, maturing November, 2002                    $    1,327,276      $      1,689,231

Note payable to a financial institution, secured by inventory and equipment, due in monthly installments of $1,739 including
   interest at a rate of 11.1%, maturing November, 2002                            52,193                66,557

Note payable to a financial institution, secured by inventory and equipment, due in monthly installments of $3,280 including
   interest at a rate of 9.5%, maturing November, 2002                             99,932

                                                                                1,479,401             1,755,788

Less: current portion                                                             453,229               376,319


                                                                            $   1,026,172 $           1,379,469



                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                     September 30, 2000 and 1999 (Unaudited)
                         and December 31, 1999 and 1998



Long-term debt is payable in the future as follows:


         2000                      $            453,229
         2001                                   507,581
         2002                                   518,591

                                   $          1,479,401

Note 4 - Long-Term Capital Leases

     The  Partnership   leases  medical   equipment  from  third  parties.   The
Partnership is responsible for most expenses relating to the equipment. The leases are for various terms expiring in 2002.

     The following is a schedule of future minimum lease payments under the capital leases, together with the present value of the net minimum lease payments as of December 31, 1999:


                        For the Year Ending December 31,

        2000                               $             64,375
        2001                                             64,375
        2002                                             17,473

                                                        146,223
Less: Amount representing interest                      (17,688)

Present value of minimum lease payments                 128,535
Less: Current obligations                                52,597

Long-term obligations under capital lease  $             75,938

Note 5 - Operating Lease

     The Partnership leases its treatment facility and office space from a third party under operating leases expiring in 2006. Minimum payments under this lease agreement are as follows:


                             For the Year Ending December 31,

               2000                         $             250,188
               2001                                       264,835
               2002                                       270,201
               2003                                       270,201
               2004                                       270,201
 Thereafter                                               342,643

                                             $           1,668,269

     Rent expense was  $253,648,  $262,664,  $192,624 and $224,760 for the years ended December-31, 1998 and 1999, and the nine months ended September 30, 1999 and 2000, respectively.

                HEALTHFIRST MEMORIAL VILLAGE SURGERY CENTER, LTD.
                             (A LIMITED PARTNERSHIP)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                     September 30, 2000 and 1999 (Unaudited)
                         and December 31, 1999 and 1998



Note 6 - Related Party Management Fees and Shared Services Agreement

     The Partnership has contracted with HFMC, L.C., the general partner of the Partnership, to provide management, administrative and operational services. Under the contract, the Partnership was required to pay a management fee of 5% of net revenues. The contract existed on a month by month basis.

     Management  fee expense was $153,340,  $169,356,  $235,455 and $223,493 for the nine-month periods ended September 30, 2000 and 1999, and the years ended December 31, 1999 and 1998, respectively. As of September 30, 2000, December 31, 1999 and December 31, 1998, the Partnership had $34,491, $22,934 and $18,278,
respectively, in management fees due to HFMC, L.C.

     The Partnership has contracted with Lone Star Ambulatory Care ("LSAC"), an affiliated company of HFMC, L.C. to provide certain administrative services. Under the contract, the Partnership was required to pay LSAC on a monthly basis for all costs incurred for the services provided. The term of the contract was three years from the effective date of September 1, 1998. The contract was terminated upon sale of the assets on October 20, 2000.

     Shared services expense was $29,044, $172,937, $217,523 and $31,330 for the nine-month periods ended September 30, 2000 and 1999, and the years ended December 31, 1999 and 1998, respectively. As of September-30, 2000, the Partnership had a receivable of $5,229 due from LSAC. As of December-31, 1999 and 1998, the Partnership had $6,579 and $2,701 in shared services fees due to LSAC.

Note 7 - Subsequent Event

     On October 20, 2000, the Partnership entered into an agreement with Town & Country Surgicare, Inc., a Delaware corporation and subsidiary of Surgicare, Inc. (Sub), whereby the Sub agreed to purchase a 60% undivided interest in substantially all of the net assets of the Partnership. Following the net asset purchase, the Sub and the owners of the remaining 40% of the net assets comprising the surgery center contributed their respective ownership interests in the net assets to a newly-formed Texas limited partnership, Surgicare Memorial Village, L.P.